STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 003	12 Months Ended
Dec. 31, 2025 USD ($)
Contributions:
Participant contributions	$ 33,257,259
Participant rollover contributions	5,012,470
Employer contributions	28,050,698
Total contributions	66,320,427
Investment income:
Net appreciation in fair value of investments	121,791,269
Interest and dividends	14,196,676
Total investment income	135,987,945
Other income:
Interest received on notes receivable from participants	833,025
Total additions to net assets	203,141,397
Deductions from net assets:
Administrative expenses	(198,018)
Benefits paid to participants	(80,429,078)
Total deductions from net assets	(80,627,096)
Increase in net assets available for benefits	122,514,301
Net assets available for benefits:
Beginning of year	811,221,284
End of year	$ 933,735,585